ITEM 77.O) TRANSACTIONS EFFECTED PURSUANT TO RULE 10F-3

For period ending 10-31-00
File Number 811-9098



Item 77.O     Transactions effected pursuant to Rule 10f-3.

The following Rule 10f-3 transaction was effected by the International Equity Portfolio:


Security:                  Infineon Technologies AG
Date of Purchase:          03/13/00
Date Offering commenced:   03/13/00
Purchase price:            35.00 Euro
Commission:                .0122
Securities acquired from:  Deutsche Morgan Gruenfel
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          332500
Total offering:            5397000000

Security:                  Sun Life Financial Services Canada
Date of Purchase:          03/23/00
Date Offering commenced:   03/23/00
Purchase price:            12.50 CAD
Commission:                .0340
Securities acquired from:  RBC Dominion
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          5385870
Total offering:            1795036425


The following Rule 10f-3 transactions were effected by the Balanced Portfolio:

Security:                  General Motors 7.75 1/19/10
Date of Purchase:          01/11/00
Date Offering commenced:   01/11/00
Purchase price:            99.90
Commission:                .0450
Securities acquired from:  Bank of America
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          2000000
Total offering:            2500000000000

Security:                  Metlife
Date of Purchase:          04/04/00
Date Offering commenced:   04/04/00
Purchase price:            13.85
Commission:                .0400
Securities acquired from:  CS First Boston
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          36080
Total offering:            202000000

Security:                  Qwest Capital Funding 7.90 8/15/10
Date of Purchase:          08/08/00
Date Offering commenced:   08/08/00
Purchase price:            99.70
Commission:                .0006
Securities acquired from:  Salomon Brothers
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          1800000
Total offering:            1750000000


The following Rule 10f-3 transaction was effected by the Large Cap Value Portfolio:

Security:                  Metlife
Date of Purchase:          04/04/00
Date Offering commenced:   04/04/00
Purchase price:            13.85
Commission:                .0400
Securities acquired from:  CS First Boston
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          77600
Total offering:            202000000


The following Rule 10f-3 transaction was effected by the Small Cap Value Portfolio:

Security:                  Capstone Turbine Corp.
Date of Purchase:          06/28/00
Date Offering commenced:   06/28/00
Purchase price:            15.34
Commission:                .6600
Securities acquired from:  Goldman Sachs
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          700
Total offering:            9090909

Security:                  Variagenics, Inc.
Date of Purchase:          07/21/00
Date Offering commenced:   07/21/00
Purchase price:            13.42
Commission:                .5800
Securities acquired from:  CS First Boston
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          800
Total offering:            5000000

Security:                  Floware Wireless System Ltd.
Date of Purchase:          08/1/00
Date Offering commenced:   08/1/00
Purchase price:            12.45
Commission:                .5500
Securities acquired from:  CS First Boston
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          300
Total offering:            4500000

Security:                  Active Power, Inc.
Date of Purchase:          08/07/00
Date Offering commenced:   08/07/00
Purchase price:            16.29
Commission:                .7100
Securities acquired from:  Goldman Sachs
Affiliated Underwriter:    Merrill Lynch
Amount purchased:          600
Total offering:            8000000


The following Rule 10f-3 transaction was effected by the Emerging Markets Portfolio:

Security:                  Petroleo Brasileiro ADR
Date of Purchase:          08/08/00
Date Offering commenced:   08/08/00
Purchase price:            24.00
Commission:                .0000
Securities acquired from:  Merrill Lynch
Affiliated Underwriter:    Morgan Stanley & Co.
Amount purchased:          2500
Total offering:            153500000

Security:                  Grupo Aeroportuario Del Surester ADR
Date of Purchase:          09/28/00
Date Offering commenced:   09/28/00
Purchase price:            15.13
Commission:                .0000
Securities acquired from:  Warburg Dillion Reed
Affiliated Underwriter:    Morgan Stanley & Co.
Amount purchased:          1400
Total offering:            202000000

Security:                  China Petroleum & Chemical Corp.
Date of Purchase:          10/12/00
Date Offering commenced:   10/12/00
Purchase price:            1.61 Hong Kong
Commission:                .0000
Securities acquired from:  Jardine Fleming
Affiliated Underwriter:    Morgan Stanley & Co.
Amount purchased:          188370
Total offering:            15941464000